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                                                                   EXHIBIT 10.2


                              GENERAL AMENDMENT OF
                  DIRECTORS' STOCK OPTION PLANS AND AGREEMENTS

         THIS GENERAL AMENDMENT INSTRUMENT is hereby dated effective as of the 9th day of May, 2003.

                              W I T N E S S E T H:
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         WHEREAS, Weatherford International Ltd., a Bermuda exempted company
("Weatherford"), maintains and sponsors the Amended and Restated Non-Employee Director Stock Option Plan and certain other stock option agreements providing for the grant to certain of its directors (each a "Director") of options to purchase or receive common shares, U.S. $1.00 par value, of Weatherford (the "Director Stock Plans"); and

         WHEREAS, the Board of Directors of Weatherford has approved an amendment to each of the Director Stock Plans to allow transferability of the stock options granted thereunder for estate planning purposes;

         NOW, THEREFORE, the Director Stock Plans are hereby amended to the extent necessary to provide as follows:

         Options shall not be transferable by the Director, and shall be exercisable during the Director's lifetime only by him, other than (a) by will or under the laws of descent and distribution, (b) to the Director's spouse, children, brothers, sisters, parents, grandchildren and grandparents, whether related by blood, marriage or adoption (collectively, "Immediate Family Members"); to trusts solely for the benefit of the Director's Immediate Family Members; or to partnerships in which the only partners are the Director's Immediate Family Members and/or trusts solely for the benefit of the Director's Immediate Family Members or (c) to a charity qualified under Section 170(c) of the Internal Revenue Code of 1986, as amended (any transferee described in clauses (a) - (c) above is referred to herein as a "Transferee"). Options shall not be transferable by a Transferee other than, in the case of a Transferee who is an individual, by will or under the laws of descent and distribution and shall be exercisable during a Transferee's lifetime only by the Transferee.

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         The undersigned, being duly authorized, on behalf of Weatherford
International Ltd. has executed this General Amendment Instrument on the date first set forth above.

                                     WEATHERFORD INTERNATIONAL LTD.



                                     By:  /s/ Burt M. Martin
                                          -------------------------------------
                                          Burt M. Martin, Senior Vice President


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